SECOND QUARTER 2007
FINANCIAL SUPPLEMENT

If you need further information, please contact:
Dave Miller, Investor Relations
901-523-4162
dwmiller@firsthorizon.com

TABLE OF CONTENTS

Page

Performance Highlights	3

Restructuring, Repositioning, and Efficiency Initiatives	4

Consolidated Results
Income Statement
Summary Income Statement	5
Income Statement	6
Other Income and Other Expense	7
Balance Sheet
Period End Balance Sheet	8
Average and Period End Loans	9
Average Balance Sheet	10
Average Balance Sheet: Income & Expense	11
Average Balance Sheet: Yields & Rates	12
Mortgage Servicing Rights	13

Credit Quality
Asset Quality Highlights - Allowance Detail	14
Asset Quality Highlights - Key Ratios & Metrics	15

Business Segment Detail
Segment Highlights	16
Retail/Commercial Banking	17
Mortgage Banking	18
Mortgage Banking: Origination Income	19
Mortgage Banking: Origination Metrics	20
Mortgage Banking: Servicing	21
Capital Markets	22
Corporate	23

Capital Highlights	24

Glossary of Terms	25

Other Information
This financial supplement contains forward-looking statements involving significant risks and uncertainties.  A number of important factors could cause actual results to differ materially from those in the forward-looking information.  Those factors include general economic and financial market conditions, including expectations of and actual timing and amount of interest rate movements including the slope of the yield curve, competition, customer and investor responses to these conditions, ability to execute business plans, geopolitical developments, natural disasters, and items mentioned in this financial supplement and in FHN's most recent press release, as well as critical accounting estimates and other factors described in FHN’s recent filings with the SEC.  FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

PERFORMANCE HIGHLIGHTS

(Second Quarter 2007 vs. First Quarter 2007)

Consolidated Results
 - Average deposit growth of 2%
 - Average loan growth of 1%
 - Corporate net interest margin declined from 2.84% to 2.79%
 - Improvement in mortgage net interest margin offset by retail/commercial bank margin compression

Retail/Commercial Banking
 - Net interest margin tightened to 3.89% from 4.10% in first quarter 2007
 - Increased demand for national fixed rate consumer and construction loans
 - Higher rates paid on deposits in Tennessee
 - Unfavorable adjustment of 7 basis points resulting from an adjustment of loan origination deferrals
 - Additional non-accrual construction loans
 - Noninterest income increases 4% primarily from fees on deposit transactions and cash management
 - Result from account growth and seasonal factors
 - Increased provision for loan losses reflects growth in NPAs
 - Noninterest expense increases primarily from investments in marketing in Tennessee
 - First quarter 2007 included a $3.5 million positive impact of a third-party settlement
 - Pursuing sale of 34 First Horizon Bank branches in Atlanta, Baltimore, Dallas and Northern Virginia
   - Average loans of approximately $600 million and average deposits of approximately $500 million
   - Direct contribution for the second quarter was a loss of approximately $10 million

Mortgage Banking
 - Increased origination income
 - 28% increase in production and 22% increase on deliveries
 - Gain on sale margin declined to 76 basis points from 92 basis points
 - Impacted by remaining non-prime and higher than anticipated LOCOM activity
 - Improved hedging results
 - Negatively impacted earnings by $14.7 million vs. $20.0 million in first quarter
 - Reclassification affects net interest income and noninterest income
 - Pooling and Servicing Agreements on historical securitizations modified
 - Resulted in $175 million of MSR reclassified to trading securities
 - $5.4 million increase to net interest income offset by decrease to noninterest income
 - Favorably impacted net interest margin; no effect on pre-tax earnings
 - Additional net interest income benefit as average warehouse volume increases
 - Minimal change in servicing runoff
 - Expected seasonal increase in prepayment rates offset by effects of reduced overall MSR asset
 - Recognition of $8.4 million legal settlement within noninterest expense
 - Related to settlement of McLean class action lawsuit from 2006; higher number of actual claims received by the end of the class period than projected

Capital Markets
 - Net interest expense improvements from higher yielding securities in trading inventory
 - Fixed income revenues increase due to portfolio restructurings by financial institution clients
 - Legal settlement recovery of $3.0 million recorded in other product revenues
 - Decreases in noninterest expense due to seasonal factors and effects of efficiency initiatives

Corporate Segment
 - $39.3 million recognized for restructuring, repositioning and efficiency initiatives (detail on next page)
 - $7.7 million in provision for loan losses; remainder in noninterest expense
 - Current quarter results reflect net securities losses of $1.1 million; $10.3 million of net securities gains recognized in prior quarter

Effective Tax Rate
 - (21.4) percent tax rate for second quarter 2007
 - Predominately due to the effect of permanent items and the current level of pre-tax income
 - Provision reflects $3.1 million for the favorable resolution of outstanding issues

Asset Quality
 - Additional provisioning reflects increase in NPAs
 - Decline in net charge offs to 41 basis points as expected due to higher level of net charge offs in first quarter
 - NPAs increased to 81 basis points from 56 basis points
 - Primarily deterioration in one-time close and home builder finance watch list loans
 - Approximately 30% of NPAs are one-time close loans
       - Have been charged off down to appraisal value or less or reserved at a level that future significant provisioning is not expected from this pool of loans
 - Allowance as a percentage of loans ratio increased to 103 basis points

RESTRUCTURING, REPOSITIONING, AND EFFICIENCY INITIATIVES
Unaudited

(Thousands)

Summary of Phases

				Expected
		Period Announced	Objective	Annualized Benefit
	Phase 1:	1Q06	Improved profitability by $50 million	50,000

	Phase 2:	1Q07	Improve profitability by $40 million through right-sizing	40,000
			businesses, centralizing procurement

	Phase 3:	2Q07	Improve profitability run-rate by $50 million by 1Q08	85,000

			Total by 1Q08	175,000

Benefits (Phases 2 & 3)

By Category
		Expected
Category	Key Initiatives	Annualized Benefit
Organization & Compensation	Consolidating functional areas	75,000
	Increasing managerial span of control
	Rationalizing incentive compensation
	Right-sizing mortgage and capital markets

Procurement & Multi-sourcing	Centralizing procurement	25,000
	Outsourcing back office processes and IT

Repositioning of Non-Core	Redesigning non-prime business	15,000
Businesses	Exiting coin merchandising business

Other	Consolidating facilities	10,000
	Divesting non-strategic loan portfolios
	Streamlining service processes

	Total by 1Q08	125,000

By Business Line
			% of Expected
Business Line			Annualized Benefit
Retail/Commercial Banking			40%
Mortgage Banking			40%
Capital Markets			15%
Corporate			5%
	Total		100%

By Quarter
		Cumulative Quarterly		Cumulative Annualized
Quarter		Pre-Tax Benefit		Pre-Tax Benefit
1Q07		3,800		15,200
2Q07		6,000		24,000
3Q07
4Q07
1Q08

Charges for Restructuring, Repositioning, and Efficiency

2Q07 Actual:	$39.3 million	By Income Statement Line Item	2Q07 Actual
3Q07 & 4Q07 Estimate*:	$50-60 million	Provision for loan losses	7,700
		Noninterest expense
		Employee compensation, incentives and benefits	8,000
		Occupancy	3,700
All charges booked in Corporate Segment		Equipment rentals, depreciation and maintenance	5,200
		All other expense	14,700
		Total Income before income taxes	(39,300)

* Estimate based on plans to date. Planning process is not yet complete. Estimates of charges and benefits do not include impacts from possible sale of First Horizon bank branches.

CONSOLIDATED SUMMARY INCOME STATEMENT
Quarterly, Unaudited

						2Q07 Change vs.
(Thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06
Net interest income	$239,432	$237,419	$245,997	$251,621	$253,598	1%	(6)%
Noninterest income	281,313	272,915	313,342	309,170	332,119	3%	(15)%
Securities (losses)/gains, net	(1,014)	10,273	3,002	8,757	2,893	NM	NM
Total revenue	519,731	520,607	562,341	569,548	588,610	*	(12)%
Noninterest expense	457,240	403,012	431,630	452,899	423,011	13%	8%
Provision	44,408	28,486	22,983	23,694	18,653	56%	138%
Pretax income	18,083	89,109	107,728	92,955	146,946	(80)%	(88)%
(Benefit)/provision for income taxes	(3,861)	18,802	31,448	25,776	43,013	(121)%	(109)%
Income from continuing operations	21,944	70,307	76,280	67,179	103,933	(69)%	(79)%
Income/(loss) from discontinued operations, net of tax	179	240	187	(69)	376	(25)%	(52)%
Net income	$22,123	$70,547	$76,467	$67,110	$104,309	(69)%	(79)%
Common Stock Data
Diluted EPS from continuing operations	$.17	$.55	$.60	$.53	$.82	(69)%	(79)%
Diluted EPS	.17	.55	.60	.53	.82	(69)%	(79)%
Diluted shares	128,737	128,704	127,784	127,523	127,280	*	1%
Period-end shares outstanding	126,237	125,749	124,866	124,467	123,947	*	2%
Dividends declared per share	$.45	$.45	$.45	$.45	$.45	-	-
Key Ratios & Other
Return on average assets	.23%	.74%	.77%	.67%	1.09%
Return on average equity	3.57%	11.61%	12.08%	10.90%	17.42%
Net interest margin	2.79%	2.84%	2.85%	2.89%	2.99%
Tax rate	NM	21.10%	29.19%	27.73%	29.27%
Efficiency ratio	87.98%	77.41%	76.76%	79.52%	71.87%
FTE employees	11,903	12,018	12,131	12,324	12,413	(1)%	(4)%
NM - Not meaningful
* Amount is less than one percent.

CONSOLIDATED INCOME STATEMENT
Quarterly, Unaudited

						2Q07 Change vs.
(Thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06
Interest income	$594,903	$583,185	$604,562	$612,598	$578,582	2%	3%
Less interest expense	355,471	345,766	358,565	360,977	324,984	3%	9%
Net interest income	239,432	237,419	245,997	251,621	253,598	1%	(6)%
Provision for loan losses (a)	44,408	28,486	22,983	23,694	18,653	56%	138%
Net interest income after
provision for loan losses	195,024	208,933	223,014	227,927	234,945	(7)%	(17)%
Noninterest income:
Capital markets	85,054	87,113	92,809	95,215	102,165	(2)%	(17)%
Mortgage banking	71,300	73,097	87,524	85,935	116,472	(2)%	(39)%
Deposit transactions
and cash management	43,079	39,358	43,317	44,503	42,756	9%	1%
Revenue from loan sales and securitizations	9,615	9,663	16,276	11,830	12,212	*	(21)%
Insurance commissions	7,674	9,789	8,951	10,534	12,461	(22)%	(38)%
Trust services and investment
management	10,628	9,688	10,424	9,609	10,824	10%	(2)%
Securities (losses)/gains, net	(1,014)	10,273	3,002	8,757	2,893	NM	NM
Other (b) (c)	53,963	44,207	54,041	51,544	35,229	22%	53%
Total noninterest income	280,299	283,188	316,344	317,927	335,012	(1)%	(16)%
Adjusted gross income after
provision for loan losses	475,323	492,121	539,358	545,854	569,957	(3)%	(17)%
Noninterest expense:
Employee compensation,
incentives and benefits (a) (c)	258,191	246,343	257,397	260,351	245,796	5%	5%
Occupancy (a)	33,402	28,784	29,298	29,745	27,525	16%	21%
Equipment rentals, depreciation
and maintenance (a)	21,791	17,613	17,867	17,893	17,858	24%	22%
Operations services	17,457	17,821	17,550	17,976	17,075	(2)%	2%
Communications and courier	10,746	11,540	11,978	12,950	13,409	(7)%	(20)%
Amortization of intangible assets	2,623	2,825	2,460	3,233	2,881	(7)%	(9)%
Other (a) (b)	113,030	78,086	95,080	110,751	98,467	45%	15%
Total noninterest expense	457,240	403,012	431,630	452,899	423,011	13%	8%
Pretax income	18,083	89,109	107,728	92,955	146,946	(80)%	(88)%
(Benefit)/provision for income taxes (d)	(3,861)	18,802	31,448	25,776	43,013	(121)%	(109)%
Income from continuing operations	21,944	70,307	76,280	67,179	103,933	(69)%	(79)%
Income/(loss) from discontinued operations,
net of tax	179	240	187	(69)	376	(25)%	(52)%
Net income	$22,123	$70,547	$76,467	$67,110	$104,309	(69)%	(79)%
NM - Not meaningful
* Amount is less than one percent.

2Q07 Key Impacts
(a)	Includes a portion of charges for $39.3 million, see Restructuring, Repositioning, and Efficiency Inititatives page for further detail of effect
(b)	Various impacts of legal settlements, noninterest income includes $3.0 million Capital Markets benefit and noninterest expense includes $8.4 million from Mortgage Banking
(c)	Includes impact from deferred compensation income or expense, see Corporate segment page for further detail
(d)
Effective tax rate for second quarter 2007 predominately due to the effect of permanent items and the current level of pre-tax income, reflects $3.1 million for the favorable resolution of outstanding issues

OTHER INCOME AND OTHER EXPENSE
Quarterly, Unaudited

						2Q07 Change vs.
(Thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06

Other Income
Brokerage management fees and
commissions	$10,263	$9,631	$9,434	$8,545	$10,243	7%	*
Bankcard income	6,319	6,005	6,386	6,441	6,362	5%	(1)%
Bank owned life insurance	6,250	5,965	6,054	5,216	3,928	5%	59%
Remittance processing	3,330	3,500	3,576	3,525	3,642	(5)%	(9)%
Deferred compensation (a)	7,603	1,265	8,188	6,948	(5,939)	501%	NM
Other service charges	3,677	3,681	3,556	3,622	3,764	*	(2)%
Letter of credit	1,495	1,620	1,712	1,659	1,885	(8)%	(21)%
ATM interchange fees	2,131	1,917	1,801	1,809	1,799	11%	18%
Reinsurance fees	2,056	1,784	2,075	1,595	1,571	15%	31%
Check clearing fees	1,284	1,212	1,386	1,593	1,679	6%	(24)%
Electronic banking fees	1,639	1,655	1,505	1,485	1,502	(1)%	9%
Federal flood certifications	1,383	1,123	1,121	1,214	1,361	23%	2%
Other (b)	6,533	4,849	7,247	7,892	3,432	35%	90%
Total	$53,963	$44,207	$54,041	$51,544	$35,229	22%	53%

Other Expense
Advertising and public relations	$11,312	$10,262	$11,162	$13,272	$10,998	10%	3%
Legal and professional fees (c)	14,130	11,591	12,046	11,071	11,600	22%	22%
Computer software	9,237	9,186	8,608	8,959	8,827	1%	5%
Travel and entertainment (c)	7,391	5,814	8,518	8,164	8,652	27%	(15)%
Contract employment (c)	5,549	5,022	5,836	6,955	7,094	10%	(22)%
Distributions on preferred stock
of subsidiary	4,701	4,658	4,769	4,874	4,453	1%	6%
Low income housing expense	5,082	4,752	6,056	3,968	3,282	7%	55%
Supplies	3,430	3,601	3,177	3,961	4,260	(5)%	(19)%
Loan closing costs	3,623	3,024	2,297	3,835	3,729	20%	(3)%
Customer relations	2,420	1,942	2,287	2,123	2,177	25%	11%
Other insurance and taxes	2,003	2,403	2,265	2,269	2,209	(17)%	(9)%
Employee training and dues	2,028	1,648	1,533	1,658	1,912	23%	6%
Loan insurance expense	1,167	1,247	721	1,784	1,958	(6)%	(40)%
Fed services fees	1,599	1,445	1,445	1,613	1,736	11%	(8)%
Complimentary check expense	1,324	1,291	1,329	1,357	1,357	3%	(2)%
Foreclosed real estate	3,492	2,292	1,675	(86)	2,587	52%	35%
Bank examination costs	1,091	1,130	1,102	1,103	1,081	(3)%	1%
Deposit insurance premium	606	883	765	737	801	(31)%	(24)%
Other (b) (c)	32,845	5,895	19,489	33,134	19,754	457%	66%
Total	$113,030	$ 78,086	$95,080	$110,751	$98,467	45%	15%
NM - Not meaningful
* Amount is less than one percent.

2Q07 Key Impacts
(a)	Noninterest income from deferred compensation should be assessed in relation to deferred compensation expense recognized in employee compensation, incentives and benefits, see Corporate segment page for further detail
(b)	Various impacts of legal settlements, noninterest income includes $3.0 million Capital Markets benefit and noninterest expense includes $8.4 million from Mortgage Banking
(c)	Includes a portion of charges for $14.7 million related to restructuring, repositioning and efficiency inititatives

CONSOLIDATED PERIOD-END BALANCE SHEET
Quarterly, Unaudited

						2Q07 Change vs.
(Thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06

Assets
Investment securities	$3,374,853	$3,310,960	$3,923,484	$4,014,003	$3,138,051	2%	8%
Loans held for sale	3,330,489	2,921,629	2,873,577	2,798,281	3,222,735	14%	3%
Loans, net of unearned income	22,382,303	22,268,190	22,104,905	21,955,030	21,717,264	*	3%
Federal funds sold and securities
purchased under agreements to resell	1,121,052	1,757,365	1,202,537	1,992,426	1,572,143	(36)%	(29)%
Investment in bank time deposits	58,241	15,739	18,037	17,798	75,903	270%	(23)%
Trading securities	2,291,704	2,443,342	2,230,745	2,512,744	2,183,102	(6)%	5%
Total earning assets	32,558,642	32,717,225	32,353,285	33,290,282	31,909,198	*	2%
Cash and due from banks	799,428	861,534	943,555	872,528	825,364	(7)%	(3)%
Capital markets receivables	1,240,456	1,144,135	732,282	1,027,927	1,058,690	8%	17%
Mortgage servicing rights, net	1,522,966	1,540,041	1,533,942	1,498,341	1,595,413	(1)%	(5)%
Goodwill	279,825	275,582	275,582	274,534	281,910	2%	(1)%
Other intangible assets, net	61,947	61,672	64,530	70,546	75,055	*	(17)%
Premises and equipment, net	438,807	445,301	451,708	441,659	431,385	(1)%	2%
Real estate acquired by foreclosure	67,499	68,613	63,519	65,224	60,577	(2)%	11%
Discontinued assets	-	358	416	939,728	696	NM	NM
Allowance for loan losses	(229,919)	(220,806)	(216,285)	(206,829)	(199,835)	4%	15%
Other assets	1,654,433	1,935,111	1,715,725	1,802,243	1,430,781	(15)%	16%
Total assets	$38,394,084	$38,828,766	$37,918,259	$40,076,183	$37,469,234	(1)%	2%

Liabilities and Shareholders' Equity
Deposits
Savings	$3,520,757	$3,607,674	$3,354,180	$3,256,680	$3,246,821	(2)%	8%
Other interest-bearing deposits	1,822,076	1,941,422	1,969,700	1,742,276	1,894,707	(6)%	(4)%
Time deposits	2,885,307	2,876,257	2,924,050	2,906,424	2,819,597	*	2%
Total interest-bearing core deposits	8,228,140	8,425,353	8,247,930	7,905,380	7,961,125	(2)%	3%
Noninterest-bearing deposits	5,516,735	5,506,791	5,447,673	5,458,935	5,679,198	*	(3)%
Total core deposits	13,744,875	13,932,144	13,695,603	13,364,315	13,640,323	(1)%	1%
Certificates of deposit $100,000 and more	8,016,808	8,559,807	6,517,629	11,920,226	8,053,119	(6)%	*
Total deposits	21,761,683	22,491,951	20,213,232	25,284,541	21,693,442	(3)%	*
Federal funds purchased and securities
sold under agreements to repurchase	3,841,251	3,173,476	4,961,799	2,416,974	3,387,711	21%	13%
Trading liabilities	658,533	678,796	789,957	847,453	929,694	(3)%	(29)%
Commercial paper and other short-term borrowings	246,815	819,768	1,258,513	926,292	721,227	(70)%	(66)%
Term borrowings	5,828,138	5,968,789	5,243,961	5,226,772	5,325,014	(2)%	9%
Other collateralized borrowings	821,966	559,226	592,399	260,416	281,280	47%	192%
Total long-term debt	6,650,104	6,528,015	5,836,360	5,487,188	5,606,294	2%	19%
Capital markets payables	1,144,029	1,088,340	799,489	989,332	1,057,617	5%	8%
Discontinued liabilities	-	32,608	6,966	6,977	8,422	NM	NM
Other liabilities	1,332,910	1,205,859	1,294,283	1,311,628	1,327,360	11%	*
Total liabilities	35,635,325	36,018,813	35,160,599	37,270,385	34,731,767	(1)%	3%
Preferred stock of subsidiary	295,277	295,277	295,270	295,274	295,274	*	*
Shareholders' Equity
Common stock	78,898	78,593	78,041	77,792	77,467	*	2%
Capital surplus	352,138	341,491	312,521	301,857	282,563	3%	25%
Undivided profits	2,120,014	2,155,007	2,144,276	2,124,312	2,113,514	(2)%	*
Accumulated other comprehensive (loss)/income, net	(87,568)	(60,415)	(72,448)	6,563	(31,351)	45%	179%
Total shareholders' equity	2,463,482	2,514,676	2,462,390	2,510,524	2,442,193	(2)%	1%
Total liabilities and shareholders' equity	$38,394,084	$38,828,766	$37,918,259	$40,076,183	$37,469,234	(1)%	2%
NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.

CONSOLIDATED AVERAGE AND PERIOD-END LOANS
Quarterly, Unaudited

						2Q07 Change vs.
(Thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06

Average Loans (Net)
Commercial
Commercial, financial and industrial	$7,292,380	$7,131,102	$6,903,708	$6,803,461	$6,570,293	2%	11%
Real estate commercial	1,260,196	1,157,711	1,187,431	1,221,408	1,259,416	9%	*
Real estate construction	2,919,522	2,843,263	2,741,118	2,575,590	2,380,430	3%	23%
Total commercial loans	11,472,098	11,132,076	10,832,257	10,600,459	10,210,139	3%	12%
Retail
Real estate residential	7,854,784	7,908,039	8,211,506	8,512,589	8,560,085	(1)%	(8)%
Real estate construction	2,095,021	2,045,952	2,081,885	2,065,849	2,028,480	2%	3%
Other retail	149,976	153,651	160,366	160,446	162,573	(2)%	(8)%
Credit card receivables	194,732	195,209	201,092	201,319	197,706	*	(2)%
Real estate loans pledged against
other collateralized borrowings	543,771	572,284	406,926	268,125	286,170	(5)%	90%
Total retail loans	10,838,284	10,875,135	11,061,775	11,208,328	11,235,014	*	(4)%
Total loans, net of unearned income	$22,310,382	$22,007,211	$21,894,032	$21,808,787	$21,445,153	1%	4%

Period-End Loans (Net)
Commercial
Commercial, financial and industrial	$7,218,582	$7,371,873	$7,201,009	$6,945,207	$6,705,925	(2)%	8%
Real estate commercial	1,389,963	1,144,086	1,136,590	1,199,084	1,276,278	21%	9%
Real estate construction	2,830,856	2,931,183	2,753,458	2,660,415	2,453,579	(3)%	15%
Total commercial loans	11,439,401	11,447,142	11,091,057	10,804,706	10,435,782	*	10%
Retail
Real estate residential	7,614,887	7,856,197	7,973,313	8,428,652	8,562,733	(3)%	(11)%
Real estate construction	2,158,775	2,073,293	2,085,133	2,096,440	2,076,004	4%	4%
Other retail	149,157	151,959	161,178	163,134	163,121	(2)%	(9)%
Credit card receivables	194,715	187,658	203,307	202,866	202,117	4%	(4)%
Real estate loans pledged against
other collateralized borrowings	825,368	551,941	590,917	259,232	277,507	50%	197%
Total retail loans	10,942,902	10,821,048	11,013,848	11,150,324	11,281,482	1%	(3)%
Total loans, net of unearned income	$22,382,303	$22,268,190	$22,104,905	$21,955,030	$21,717,264	1%	3%
NM - Not meaningful
* Amount is less than one percent.

CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly, Unaudited

						2Q07 Change vs.
(Thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06

Assets:
Earning assets:
Loans, net of unearned income*	$22,310,382	$22,007,211	$21,894,032	$21,808,787	$21,445,153	1%	4%
Loans held for sale	4,087,446	3,646,252	3,796,828	4,192,558	4,608,310	12%	(11)%
Investment securities:
U.S. Treasuries	156,865	50,899	50,891	50,989	53,561	208%	193%
U.S. government agencies	3,005,463	3,513,737	3,652,056	3,512,162	2,731,213	(14)%	10%
States and municipalities	1,769	1,769	1,771	1,869	1,893	**	(7)%
Other	232,850	284,625	279,353	270,435	250,516	(18)%	(7)%
Total investment securities	3,396,947	3,851,030	3,984,071	3,835,455	3,037,183	(12)%	12%
Capital markets securities inventory	2,546,668	2,409,211	2,514,046	2,524,102	2,356,754	6%	8%
Mortgage banking trading securities	528,457	331,800	327,842	380,586	462,592	59%	14%
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	1,442,951	1,519,375	1,810,935	1,875,420	2,018,408	(5)%	(29)%
Investment in bank time deposits	32,310	19,666	18,091	40,899	46,860	64%	(31)%
Total other earning assets	1,475,261	1,539,041	1,829,026	1,916,319	2,065,268	(4)%	(29)%
Total earning assets	34,345,161	33,784,545	34,345,845	34,657,807	33,975,260	2%	1%
Allowance for loan losses	(229,157)	(223,932)	(213,569)	(206,871)	(202,003)	2%	13%
Cash and due from banks	804,816	845,987	796,227	786,047	765,146	(5)%	5%
Capital markets receivables	165,433	137,536	154,908	151,037	187,435	20%	(12)%
Premises and equipment, net	443,428	449,283	446,556	436,027	427,213	(1)%	4%
Other assets	3,540,463	3,653,625	3,797,814	3,695,718	3,341,847	(3)%	6%
Total assets	$39,070,144	$38,647,044	$39,327,781	$39,519,765	$38,494,898	1%	1%

Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	$1,892,479	$1,927,573	$1,792,484	$1,822,558	$1,886,392	(2)%	**
Savings	3,538,198	3,413,592	3,327,576	3,270,211	3,259,930	4%	9%
Time deposits	2,874,932	2,893,963	2,921,197	2,873,451	2,779,821	(1)%	3%
Total interest-bearing core deposits	8,305,609	8,235,128	8,041,257	7,966,220	7,926,143	1%	5%
Certificates of deposit $100,000 and more	8,271,191	8,040,937	9,820,358	9,694,677	8,859,178	3%	(7)%
Federal funds purchased and securities
sold under agreements to repurchase	4,967,888	4,505,777	3,888,492	4,650,930	4,975,223	10%	**
Capital markets trading liabilities	1,054,718	1,166,790	1,322,664	1,358,976	1,368,933	(10)%	(23)%
Commercial paper and other short-term
borrowings	560,721	987,898	889,802	773,038	750,789	(43)%	(25)%
Long term debt:
Term borrowings	5,887,063	5,807,925	5,307,502	5,265,288	4,867,560	1%	21%
Other collateralized borrowings	550,604	581,030	411,466	273,035	293,050	(5)%	88%
Total long-term debt	6,437,667	6,388,955	5,718,968	5,538,323	5,160,610	1%	25%
Total interest-bearing liabilities	29,597,794	29,325,485	29,681,541	29,982,164	29,040,876	1%	2%
Noninterest-bearing deposits	5,304,752	5,104,695	5,293,435	5,265,586	5,196,124	4%	2%
Capital markets payables	182,960	222,607	247,738	213,104	236,481	(18)%	(23)%
Other liabilities	1,206,237	1,235,077	1,299,041	1,321,607	1,324,715	(2)%	(9)%
Preferred stock of subsidiary	295,277	295,277	295,274	295,274	295,274	-	**
Shareholders' equity	2,483,124	2,463,903	2,510,752	2,442,030	2,401,428	1%	3%
Total liabilities and shareholders' equity	$39,070,144	$38,647,044	$39,327,781	$39,519,765	$38,494,898	1%	1%
* Includes loans on nonaccrual status.
** Amount is less than one percent.
NM - Not meaningful
Certain previously reported amounts have been reclassified to agree with current presentation.

CONSOLIDATED AVERAGE BALANCE SHEET: INCOME & EXPENSE
Quarterly, Unaudited

						2Q07 Change vs.
(Thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06

Assets:
Earning assets:
Loans, net of unearned income*	$413,340	$410,512	$417,262	$416,980	$393,547	1%	5%
Loans held for sale	65,923	58,845	63,852	72,135	75,832	12%	(13)%
Investment securities:
U.S. Treasuries	1,853	636	646	631	624	191%	197%
U.S. government agencies	42,474	50,221	52,107	50,262	38,211	(15)%	11%
States and municipalities	4	4	4	6	7	-	(43)%
Other	2,776	3,514	3,527	3,396	3,063	(21)%	(9)%
Total investment securities	47,107	54,375	56,284	54,295	41,905	(13)%	12%
Capital markets securities inventory	34,087	30,297	34,251	34,128	31,849	13%	7%
Mortgage banking trading securities	16,029	10,317	9,895	10,762	11,798	55%	36%
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	18,142	18,821	23,080	24,033	23,374	(4)%	(22)%
Investment in bank time deposits	410	260	230	544	580	58%	(29)%
Total other earning assets	18,552	19,081	23,310	24,577	23,954	(3)%	(23)%
Total earning assets/interest income	$595,038	$583,427	$604,854	$612,877	$578,885	2%	3%
Allowance for loan losses
Cash and due from banks
Capital markets receivables
Premises and equipment, net
Other assets
Total assets

Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	$6,808	$6,889	$6,006	$6,561	$6,362	(1)%	7%
Savings	29,919	26,031	26,253	25,084	21,826	15%	37%
Time deposits	33,555	33,037	33,733	32,090	29,116	2%	15%
Total interest-bearing core deposits	70,282	65,957	65,992	63,735	57,304	7%	23%
Certificates of deposit $100,000 and more	110,630	106,276	132,938	130,875	110,068	4%	1%
Federal funds purchased and securities
sold under agreements to repurchase	61,745	54,379	46,321	56,639	58,084	14%	6%
Capital markets trading liabilities	14,272	16,361	18,560	19,233	19,923	(13)%	(28)%
Commercial paper and other short-term
borrowings	7,187	12,785	12,099	10,232	9,296	(44)%	(23)%
Long term debt:
Term borrowings	83,529	81,834	76,607	76,336	66,463	2%	26%
Other collateralized borrowings	7,826	8,174	6,048	3,927	3,846	(4)%	103%
Total long-term debt	91,355	90,008	82,655	80,263	70,309	1%	30%
Total interest-bearing liabilities/interest expense	$355,471	$345,766	$358,565	$360,977	$324,984	3%	9%
Noninterest-bearing deposits
Capital markets payables
Other liabilities
Preferred stock of subsidiary
Shareholders' equity
Total liabilities and shareholders' equity
Net interest income-tax equivalent basis	$239,567	$237,661	$246,289	$251,900	$253,901	1%	(6)%
Fully taxable equivalent adjustment	(135)	(242)	(292)	(279)	(303)	(44)%	(55)%
Net interest income	$239,432	$237,419	$245,997	$251,621	$253,598	1%	(6)%
NM - Not meaningful
* Includes loans on nonaccrual status.
Certain previously reported amounts have been reclassified to agree with current presentation.
Income amounts are adjusted to a fully taxable equivalent. Earning assets income is expressed net of unearned income.

CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS & RATES
Quarterly, Unaudited

						2Q07 Change vs.
(Thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06

Assets:
Earning assets:
Loans, net of unearned income*	7.43%	7.56%	7.56%	7.59%	7.36%
Loans held for sale	6.45	6.46	6.73	6.88	6.58
Investment securities:
U.S. Treasuries	4.74	5.06	5.04	4.92	4.67
U.S. government agencies	5.65	5.72	5.71	5.72	5.60
States and municipalities	.98	.97	.98	1.28	1.39
Other	4.77	4.94	5.05	5.02	4.89
Total investment securities	5.55	5.65	5.65	5.66	5.52
Capital markets securities inventory	5.35	5.03	5.45	5.41	5.41
Mortgage banking trading securities	12.13	12.44	12.07	11.31	10.20
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	5.04	5.02	5.06	5.08	4.64
Investment in bank time deposits	5.10	5.35	5.04	5.27	4.96
Total other earning assets	5.04	5.03	5.06	5.09	4.65
Total earning assets/interest income	6.94%	6.97%	7.00%	7.03%	6.83%
Allowance for loan losses
Cash and due from banks
Capital markets receivables
Premises and equipment, net
Other assets
Total assets

Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	1.44%	1.45%	1.33%	1.43%	1.35%
Savings	3.39	3.09	3.13	3.04	2.69
Time deposits	4.68	4.63	4.58	4.43	4.20
Total interest-bearing core deposits	3.39	3.25	3.26	3.17	2.90
Certificates of deposit $100,000 and more	5.36	5.36	5.37	5.36	4.98
Federal funds purchased and securities
sold under agreements to repurchase	4.99	4.89	4.73	4.83	4.68
Capital markets trading liabilities	5.43	5.69	5.57	5.61	5.84
Commercial paper and other short-term
borrowings	5.14	5.25	5.39	5.25	4.97
Long term debt:
Term borrowings	5.68	5.64	5.78	5.80	5.47
Other collateralized borrowings	5.69	5.63	5.88	5.75	5.25
Total long-term debt	5.68	5.64	5.79	5.80	5.46
Total interest-bearing liabilities/interest expense	4.81%	4.77%	4.80%	4.79%	4.49%
Noninterest-bearing deposits
Capital markets payables
Other liabilities
Preferred stock of subsidiary
Shareholders' equity
Total liabilities and shareholders' equity
Net interest spread	2.13%	2.20%	2.20%	2.24%	2.34%
Effect of interest-free sources used to fund
earning assets	.66	.64	.65	.65	.65
Net interest margin	2.79%	2.84%	2.85%	2.89%	2.99%
NM - Not meaningful
* Includes loans on nonaccrual status.
Certain previously reported amounts have been reclassified to agree with current presentation.
Yields are adjusted to a fully taxable equivalent. Earning assets yields are expressed net of unearned income.
Rates are expressed net of unamortized debenture cost for long-term debt. Net interest margin is computed using total net interest income.

MORTGAGE SERVICING RIGHTS
Quarterly, Unaudited

						2Q07 Change vs.
(Thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06

First Liens
Fair value beginning balance	$1,500,337	$1,495,215	$1,464,360	$1,565,649	$1,449,472	*	4%
Addition of mortgage servicing rights	100,550	84,707	86,306	90,970	117,197
Reductions due to loan payments	(62,661)	(61,698)	(66,937)	(60,328)	(72,270)
Changes in fair value due to:
Changes in current market interest rates	118,048	(17,833)	11,601	(131,646)	70,933
Reclassification to trading assets	(174,547)	-	-	-	-
Other changes in fair value	-	(54)	(115)	(285)	317
Fair value ending balance	$1,481,727	$1,500,337	$1,495,215	$1,464,360	$1,565,649	(1)%	(5)%

Second Liens
Fair value beginning balance	$25,710	$24,091	$18,851	$14,457	$11,062	7%	132%
Addition of mortgage servicing rights	3,997	3,998	3,931	4,905	4,267
Reductions due to loan payments	(2,169)	(2,378)	(1,716)	(1,172)	(955)
Changes in fair value due to:
Changes in current market interest rates	67	(1)	11	(61)	46
Changes in assumptions	-	-	2,400	722	-
Other changes in fair value	3	-	614	-	37
Fair value ending balance	$27,608	$25,710	$24,091	$18,851	$14,457	7%	91%

HELOC
Fair value beginning balance	$13,994	$14,636	$15,130	$15,307	$14,914	(4)%	(6)%
Addition of mortgage servicing rights	791	1,041	1,028	1,559	1,891
Reductions due to loan payments	(1,154)	(1,683)	(1,385)	(1,805)	(2,021)
Changes in fair value due to:
Changes in current market interest rates	-	-	(1)	61	523
Changes in assumptions	-	-	-	8	-
Other changes in fair value	-	-	(136)	-	-
Fair value ending balance	$13,631	$13,994	$14,636	$15,130	$15,307	*	(11)%

Total Consolidated
Fair value beginning balance	$ 1,540,041	$1,533,942	$ 1,498,341	$ 1,595,413	$1,475,448	*	4%
Addition of mortgage servicing rights	105,338	89,746	91,265	97,434	123,355
Reductions due to loan payments	(65,984)	(65,759)	(70,038)	(63,305)	(75,246)
Changes in fair value due to:
Changes in current market interest rates	118,115	(17,834)	11,611	(131,646)	71,502
Changes in assumptions	-	-	2,400	730	-
Reclassification to trading assets	(174,547)	-	-	-	-
Other changes in fair value	3	(54)	363	(285)	354
Fair value ending balance	$1,522,966	$1,540,041	$1,533,942	$1,498,341	$1,595,413	(1)%	(5)%
NM - Not meaningful
* Amount is less than one percent.

ASSET QUALITY HIGHLIGHTS
Quarterly, Unaudited

						2Q07 Change vs.
(Thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06

Allowance for Loan Losses
Beginning Reserve	$220,806	$216,285	$206,829	$199,835	$195,011	2%	13%
Provision	44,408	28,486	22,983	23,694	18,653	56%	138%
Divestitures/acquisitions/transfers	(12,326)	2,655	-	(275)	-	NM	NM
Charge-offs	(26,493)	(29,665)	(16,535)	(19,782)	(17,518)	(11)%	51%
Recoveries	3,524	3,045	3,008	3,357	3,689	16%	(4)%
Ending Balance	$229,919	$220,806	$216,285	$206,829	$199,835	4%	15%
Reserve for off-balance sheet commitments	$10,494	$9,406	$9,378	$9,230	$9,250	12%	13%
Total of allowance for loan losses and reserve
for off-balance sheet commitments	$240,413	$230,212	$225,663	$216,059	$209,085	4%	15%

Non-Performing Assets
Retail/Commercial Banking
Nonperforming loans	$128,025	$73,620	$82,837	$63,956	$61,358	74%	109%
Foreclosed real estate	36,635	35,388	31,230	29,947	24,425	4%	50%
Total Retail/Commercial Banking	164,660	109,008	114,067	93,903	85,783	51%	92%
Mortgage Banking
Nonperforming loans - held for sale	12,484	10,347	10,793	10,488	14,976	21%	(17)%
Foreclosed real estate	16,953	16,569	14,168	13,598	11,899	2%	42%
Total Mortgage Banking	29,437	26,916	24,961	24,086	26,875	9%	10%
Total nonperforming assets	$194,097	$135,924	$139,028	$117,989	$112,658	43%	72%

Other
Loans past due 90 days or more (a)	$171,027	$169,840	$167,192	$160,662	$165,759	1%	3%
Guaranteed portion of loans past due
90 days or more (a)	130,858	123,461	128,869	130,373	136,529	6%	(4)%

Foreclosed real estate from GNMA loans	13,910	16,655	18,121	21,679	24,253	(16)%	(43)%

Period-end loans, net of unearned
income (millions)	$22,382	$22,268	$22,105	$21,955	$21,717	1%	3%
Insured loans	987	847	730	730	753	7%	20%
Loans excluding insured loans	$21,395	$21,421	$21,375	$21,225	$20,964	*	2%

Off-balance sheet commitments (millions) (b)	$7,202	$7,586	$7,587	$7,416	$7,305	(5)%	(1)%
NM - Not meaningful
* Amount is less than one percent.
(a) Includes loans held for sale.
(b) Amount of off-balance sheet commitments for which a reserve has been provided.

ASSET QUALITY HIGHLIGHTS
Quarterly, Unaudited

						2Q07 Change vs.
(Thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06

FHN Consolidated
Nonperforming loans ratio (a)	.57%	.33%	.37%	.29%	.28%
Nonperforming assets ratio (b)	.81	.56	.58	.49	.45
Allowance to total loans	1.03	.99	.98	.94	.92
Allowance to loans excluding insured loans	1.07	1.03	1.01	.97	.95
Allowance to nonperforming loans (c)	179.59	299.93	261.10	323.39	325.69
Allowance to nonperforming assets (d)	126.60	175.83	168.66	192.40	204.58
Net charge-off ratio (e)	.41	.48	.25	.30	.26
Coverage ratio (f)	2.50x	2.07x	4.00x	3.15x	3.61x

Retail/Commercial Banking
Nonperforming assets ratio (b)	.75%	.50%	.52%	.44%	.40%
Allowance to nonperforming assets	139.63	202.56	189.61	220.26	232.95

Mortgage Banking
Nonperforming assets ratio (g)	.03%	.03%	.02%	.02%	.03%

HELOC and Real Estate Secured Installment Loans
Held to Maturity Originations
Whole-loan credit insured	8.66%	9.22%	8.17%	.90%	.94%
Not insured	91.34	90.78	91.83	99.10	99.06
FICO score distribution (not insured)
>= 700	83.59%	83.60%	83.07%	80.80%	82.48%
660 - 699	11.15	11.51	11.96	13.35	13.16
620 - 659	3.80	3.38	4.07	4.71	3.55
< 620	1.45	1.52	.90	1.13	.81
Average FICO score (not insured)	747	746	745	742	744
Cumulative LTV distribution (not insured)
<= 80%	59.43%	63.13%	60.14%	56.71%	58.44%
80.1%-90.0%	25.22	25.49	28.21	25.09	23.33
> 90%	15.35	11.39	11.65	18.20	18.23
Average CLTV (not insured)	74.11%	72.95%	73.82%	75.79%	76.40%
NM - Not meaningful
(a) Ratio is nonperforming loans in the loan portfolio to total loans
(b) Ratio is nonperforming assets related to the loan portfolio to total loans plus foreclosed real estate and other assets
(c) Ratio is allowance to nonperforming loans in the loan portfolio
(d) Ratio is allowance to nonperforming assets related to the loan portfolio
(e) Ratio is annualized net charge-offs to average total loans
(f) Ratio is allowance to annualized net charge-offs
(g) Ratio is nonperforming assets to unpaid principal balance of servicing portfolio

BUSINESS SEGMENT HIGHLIGHTS
Quarterly, Unaudited

						2Q07 Change vs.
(Thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06

Retail/Commercial Banking
Total revenues**	$324,545	$327,075	$343,294	$344,424	$346,480	(1)%	(6)%
Provision for loan losses	36,847	28,493	23,263	23,549	18,361	29%	101%
Noninterest expenses	206,217	198,195	211,509	205,416	214,744	4%	(4)%
Pre-tax income	81,481	100,387	108,522	115,459	113,375	(19)%	(28)%
Provision for income taxes	22,774	30,258	33,682	35,470	29,581	(25)%	(23)%
Net income from continuing operations	58,707	70,129	74,840	79,989	83,794	(16)%	(30)%
Income/(loss) from discontinued operations, net of tax	179	240	187	(69)	376	(25)%	(52)%
Net income	$58,886	$70,369	$75,027	$79,920	$84,170	(16)%	(30)%

Mortgage Banking
Total revenues**	$99,320	$94,077	$112,419	$111,642	$145,102	6%	(32)%
Provision for loan losses	(111)	(7)	(280)	145	292	NM	(138)%
Noninterest expenses	115,565	105,331	108,925	136,804	115,155	10%	*
Pre-tax (loss)/income	(16,134)	(11,247)	3,774	(25,307)	29,655	43%	(154)%
(Benefit)/provision for income taxes	(8,493)	(11,782)	319	(10,283)	10,392	(28)%	(182)%
Net (loss)/income	$(7,641)	$535	$3,455	$(15,024)	$19,263	NM	(140)%

Capital Markets
Total revenues**	$86,552	$83,092	$92,634	$96,967	$99,483	4%	(13)%
Noninterest expenses	73,846	79,726	84,075	81,778	83,629	(7)%	(12)%
Pre-tax income	12,706	3,366	8,559	15,189	15,854	277%	(20)%
Provision for income taxes	4,741	1,217	3,180	5,682	5,924	290%	(20)%
Net income	$7,965	$2,149	$5,379	$9,507	$9,930	271%	(20)%

Corporate
Total revenues**	$9,314	$16,363	$13,994	$16,515	$(2,455)	(43)%	(479)%
Provision for loan losses	7,672	-	-	-	-	NM	NM
Noninterest expenses	61,612	19,760	27,121	28,901	9,483	212%	550%
Pre-tax loss	(59,970)	(3,397)	(13,127)	(12,386)	(11,938)	NM	402%
Income tax benefit	(22,883)	(891)	(5,733)	(5,093)	(2,884)	NM	693%
Net loss	$(37,087)	$(2,506)	$(7,394)	$(7,293)	$(9,054)	NM	310%

Total Consolidated
Total revenues**	$519,731	$520,607	$562,341	$569,548	$588,610	*	(12)%
Provision for loan losses	44,408	28,486	22,983	23,694	18,653	56%	138%
Total noninterest expenses	457,240	403,012	431,630	452,899	423,011	13%	8%
Pre-tax income	18,083	89,109	107,728	92,955	146,946	(80)%	(88)%
(Benefit)/provision for income taxes	(3,861)	18,802	31,448	25,776	43,013	(121)%	(109)%
Net income from continuing operations	21,944	70,307	76,280	67,179	103,933	(69)%	(79)%
Income/(loss) from discontinued operations, net of tax	179	240	187	(69)	376	(25)%	(52)%
Net income	$22,123	$70,547	$76,467	$67,110	$104,309	(69)%	(79)%
* Amount is less than one percent.
** Includes noninterest income and net interest income/(expense)
NM - Not meaningful
Certain previously reported amounts have been reclassified to agree with current presentation.

RETAIL/COMMERCIAL BANKING
Quarterly, Unaudited

						2Q07 Change vs.
(Thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06

Income Statement
Net interest income	$217,896	$224,116	$228,955	$232,830	$232,496	(3)%	(6)%
Noninterest income	106,649	102,959	114,339	111,594	113,984	4%	(6)%
Divestitures	-	-	-	-	-
Securities (losses)/gains, net	-	-	-	-	-
Total revenue	324,545	327,075	343,294	344,424	346,480	(1)%	(6)%
Total noninterest expense	206,217	198,195	211,509	205,416	214,744	4%	(4)%
Provision	36,847	28,493	23,263	23,549	18,361	29%	101%
Pretax income	$81,481	$100,387	$108,522	$115,459	$113,375	(19)%	(28)%

Efficiency ratio	63.54%	60.60%	61.61%	59.64%	61.98%

Balance Sheet
Average loans (millions)	$21,904	$21,592	$21,471	$21,382	$21,098	1%	4%
Other earning assets (millions)	585	557	413	465	547	5%	7%
Total earning assets (millions)	22,489	22,149	21,884	21,847	21,645	2%	4%
Total deposits (millions)	$12,156	$12,143	$12,085	$11,980	$11,760	*	3%
Net interest margin	3.89%	4.10%	4.15%	4.23%	4.31%

Noninterest Income Detail
Deposit transactions & cash mgmt	$43,067	$39,344	$43,299	$44,483	$42,740	9%	1%
Insurance commissions	7,863	9,586	8,912	10,404	12,731	(18)%	(38)%
Trust services & investment mgmt	10,671	9,733	10,469	9,642	10,858	10%	(2)%
Bankcard Income	6,007	5,701	6,079	6,164	6,097	5%	(1)%
Other service charges	5,496	5,460	5,014	4,638	5,343	1%	3%
Check clearing fees	1,284	1,212	1,386	1,594	1,679	6%	(24)%
Revenue from loan sales and
securitizations (a)	7,680	8,522	13,886	10,068	10,548	(10)%	(27)%
Miscellaneous revenue	24,581	23,401	25,294	24,601	23,988	5%	2%
Total noninterest income	$106,649	$102,959	$114,339	$111,594	$113,984	4%	(6)%

Key Statistics
Locations
Full-Service Financial Centers	233	231	229	221	215	1%	8%
First Tennesee	199	199	197	194	192	*	4%
First Horizon Bank	34	32	32	27	23	6%	48%

Trust Assets
Total assets (millions)(b)	$12,954	$12,878	$12,472	$12,866	$11,541	1%	12%
Total managed assets (millions)(b)	6,811	6,700	6,546	6,270	6,223	2%	9%
NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.
(a) Includes gains from whole-loan sales and net revenue from asset securitizations
(b) Current quarter is an estimate

MORTGAGE BANKING
Quarterly, Unaudited

						2Q07 Change vs.
(Thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06

Income Statement
Net interest income	$24,353	$17,343	$20,857	$21,266	$25,494	40%	(4)%
Noninterest income
Net origination fees	67,281	63,641	69,230	64,248	110,416	6%	(39)%
Net servicing fees	(3,496)	3,008	11,826	15,701	(727)	(216)%	NM
Other fees	11,182	10,085	10,506	10,427	9,919	11%	13%
Total noninterest income	74,967	76,734	91,562	90,376	119,608	(2)%	(37)%
Total revenue	99,320	94,077	112,419	111,642	145,102	6%	(32)%
Noninterest expense	115,565	105,331	108,925	136,804	115,155	10%	*
Provision	(111)	(7)	(280)	145	292	NM	(138)%
Pretax (loss)/income	$(16,134)	$(11,247)	$3,774	$(25,307)	$29,655	43%	(154)%

Efficiency ratio	116.36%	111.96%	96.89%	122.54%	79.36%

Balance Sheet
Warehouse (millions)	$3,531	$3,030	$3,124	$3,173	$3,598	17%	(2)%
Other earning assets (millions)	995	796	825	866	894	25%	11%
Total earning assets (millions)	$4,526	$3,826	$3,949	$4,039	$4,492	18%	1%
Escrow balances (millions)	$2,032	$1,858	$2,000	$1,965	$1,903	9%	7%
Net interest margin	2.16%	1.84%	2.10%	2.09%	2.28%
Warehouse Spread	1.14%	1.12%	1.24%	1.18%	1.44%

Noninterest Expense Detail
Commissions & incentives	$50,660	$44,984	$47,428	$50,090	$54,831	13%	(8)%
FAS 91 cost deferral	(3,832)	(1,816)	(1,131)	1,515	4,473	NM	NM
Other salaries & benefits	55,408	51,882	56,462	56,584	50,420	7%	10%
Total salaries & benefits	102,236	95,050	102,759	108,189	109,724	8%	(7)%
Contract labor & outsourcing	2,468	2,574	3,103	4,025	4,170	(4)%	(41)%
Equipment & occupancy	16,639	17,221	17,362	17,095	16,074	(3)%	4%
Foreclosure provision	2,225	1,611	1,042	(698)	2,379	38%	(6)%
Other expenses	50,602	40,714	38,525	64,289	49,099	24%	3%
Total expenses before FAS 91 reclass	174,170	157,170	162,791	192,900	181,446	11%	(4)%
FAS 91 reclassification**	(62,996)	(56,343)	(57,575)	(59,480)	(69,334)	12%	(9)%
Total noninterest expense before
segment allocations	111,174	100,827	105,216	133,420	112,112	10%	(1)%
Segment allocations	4,391	4,504	3,709	3,384	3,043	(3)%	44%
Total noninterest expense	$115,565	$105,331	$108,925	$136,804	$115,155	10%	*
NM - Not meaningful
* Amount is less than one percent.
** See Glossary of Terms
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING: ORIGINATION INCOME
Quarterly, Unaudited

						2Q07 Change vs.
(Thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06

Origination Income
Origination fees	$68,609	$58,755	$63,255	$65,132	$77,174	17%	(11)%
FAS 91 fee deferral	(2,436)	(1,016)	(225)	1,318	1,523	140%	(260)%
Appraisal, final inspection,
credit report fees	7,860	6,544	6,840	7,119	7,901	20%	(1)%
Total origination fees	74,033	64,283	69,870	73,569	86,598	15%	(15)%
Secondary marketing income
Prime
OMSR, SRP	98,072	76,821	68,373	72,323	90,933	28%	8%
Marketing G/L (Trading Gains)	13,435	17,728	25,897	13,915	37,906	46%	(32)%
Concessions	(45,609)	(34,350)	(33,293)	(34,233)	(41,355)	69%	40%
LOCOM	(6,880)	(2,519)	(1,629)	(288)	(398)	173%	NM
Subtotal Prime	59,018	57,680	59,348	51,717	87,086	2%	(32)%
Non-Prime
OMSR, SRP	(710)	331	2,264	3,839	1,226	(315)%	(158)%
LOCOM	(1,604)	(553)	(2,164)	(1,940)	1,817	190%	(188)%
Recourse Provision*	(460)	(1,757)	(2,513)	(3,457)	3,023	(74)%	(115)%
Subtotal Non-Prime	(2,774)	(1,979)	(2,413)	(1,558)	6,066	40%	(146)%
Total Secondary Marketing income	56,244	55,701	56,935	50,159	93,152	1%	(40)%
FAS 91 Reclassification	(62,996)	(56,343)	(57,575)	(59,480)	(69,334)	12%	(9)%
Total Origination Income	$67,281	63,641	$69,230	$64,248	$110,416	6%	(39)%

Margins
Marketing margin on deliveries (bps):
Prime
OMSR, SRP	134	130	113	116	129
Marketing G/L (Trading Gains)	18	30	43	22	54
Concessions	(62)	(58)	(55)	(55)	(59)
LOCOM	(9)	(4)	(3)	-	(1)
Subtotal Prime	81	98	98	83	123
Non-Prime
OMSR, SRP	(130)	25	118	164	37
LOCOM	(294)	(41)	(113)	(83)	56
Recourse Provision*	(84)	(131)	(131)	(148)	93
Subtotal Non-Prime	(508)	(147)	(126)	(67)	186
Total Marketing Margin on Deliveries	76	92	91	77	126
NM - Not meaningful
*Represents the reclassification from expense to secondary marketing income of expected loss provisions related to the recourse obligation on sales of non-prime loans.

MORTGAGE BANKING: ORIGINATION METRICS
Quarterly, Unaudited

						2Q07 Change vs.
($ in millions)	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06

Production
First lien production	$8,092	$6,302	$6,417	$6,351	$7,482	28%	8%

Breakdown by Product Type
Prime
Conventional Fixed	56%	53%	49%	45%	43%
Conventional ARM	3%	3%	4%	6%	8%
Jumbo Fixed	9%	9%	8%	7%	6%
Jumbo ARM	8%	6%	7%	7%	7%
Alt A	14%	20%	22%	25%	27%
Government	7%	7%	7%	5%	6%
Non Prime	1%	2%	2%	4%	2%
Other	2%	-	1%	1%	1%

Breakdown by Payment Type
Fully amortizing	71%	70%	70%	70%	69%
Interest only - fixed	18%	20%	14%	10%	10%
Interest only - ARM	11%	10%	15%	18%	17%
Option ARM's	-	-	1%	2%	4%
Production Refinanced %	38%	45%	44%	33%	33%
Production Purchased %	62%	55%	56%	67%	67%
ARMs % (Excluding Gov't ARMS)	15%	14%	21%	27%	28%

Sales Force
Total Sales Force	2,508	2,486	2,440	2,495	2,467

Warehouse/Pipeline
Ending Warehouse Balance	$2,950	$2,527	$2,347	$2,286	$2,587	17%	14%
Ending Pipeline Balance (Locked)	4,288	4,019	3,074	3,384	3,645	7%	18%

Loan Sales (Deliveries)
Prime	7,302	5,919	6,062	6,257	7,066	23%	3%
Non-Prime	55	134	192	233	325	(59)%	(83)%
Total Loan Sales	7,357	6,053	6,254	6,490	7,391	22%	*
Definitions:
Prime:	Mortgages made to borrowers who typically have good credit history, full documentation, and standard structures;
"A" market conventional loans have limited credit and other risks. 2Q07 weighted average FICO score was 732.

Alt-A:	Resembles prime mortgages but lack full documentation or have non-standard structures.
They have more potential risks than prime, but less than non-prime mortgages. 2Q07 weighted average FICO score was 706.

Non-Prime:	Mortgage loans made to borrowers who typically have derogatory information in their credit history;
non-prime loans are also made to borrowers w/ acceptable credit history but have other non-standard loan features.
2Q07 weighted average FICO score was 594.

Government:	FHA/VA loans that are eligible for GNMA securitizations and government guarantees. 2Q07 weighted average FICO score was 667.
NM - Not meaningful
* Amount is less than one percent.

MORTGAGE BANKING: SERVICING
Quarterly, Unaudited

						2Q07 Change vs.
(Thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06

Servicing Income
Gross Service Fees	$90,282	$100,077	$99,852	$98,594	$95,043
Guarantee Fees	(18,874)	(18,570)	(18,630)	(15,778)	(17,348)
Sub-Service Fee Income	11	27	7	29	71
Lender Paid MI	(20)	(2)	(13)	(24)	(20)
Net Service Fees	71,399	81,532	81,216	82,821	77,746	(12)%	(8)%
Early Payoff Interest Expense	(5,036)	(4,749)	(4,791)	(3,718)	(4,324)
Ancillary Fees	7,509	7,951	7,521	7,112	6,820
Total Service Fees	73,872	84,734	83,946	86,215	80,242	(13)%	(8)%
Change in MSR Value - Runoff	(62,661)	(61,698)	(66,937)	(60,326)	(72,270)	2%	(13)%
Net hedging results:
Change in MSR Value - Other than Runoff	115,739	(17,138)	10,351	(133,067)	69,564
MSR Hedge (Losses)/Gains	(116,955)	8,773	(7,171)	127,240	(72,104)
Change in Trading Asset Value	28,003	(3,312)	12	(13,628)	3,044
Trading Asset Hedge (Losses)/Gains	(35,790)	1,226	(844)	13,940	(4,438)
Option Expense on Servicing Hedges	(5,704)	(9,577)	(7,531)	(4,673)	(4,765)
Total net hedging results	(14,707)	(20,028)	(5,183)	(10,188)	(8,699)	(27)%	69%
Total Servicing Income	(3,496)	3,008	11,826	15,701	(727)	(216)%	381%

Key Servicing Metrics (millions)
Beginning Servicing Portfolio	$102,822	$101,370	$100,246	$99,304	$97,303
Additions to portfolio	7,778	6,237	6,333	6,238	7,332
Prepayments	(3,940)	(3,645)	(3,909)	(3,476)	(3,725)
Amortization	(708)	(696)	(687)	(692)	(687)
Service Release Sales	(336)	(444)	(613)	(1,128)	(919)
Ending Servicing Portfolio (Owned)	$105,616	$102,822	$101,370	$100,246	$99,304	3%	6%
Avg. Servicing Portfolio (Owned)	$104,208	$101,992	$100,811	$99,484	$98,342	2%	6%
Average Loans Serviced (#)	643,314	636,496	633,293	629,897	626,527	1%	3%

Portfolio Product Mix (Average)
GNMA	8%	8%	8%	8%	8%
FNMA/FHLMC	64%	64%	64%	64%	65%
Private	25%	25%	25%	25%	24%
Sub-Total	97%	97%	97%	97%	97%
Warehouse	3%	3%	3%	3%	3%
Total	100%	100%	100%	100%	100%

Other Portfolio Statistics
Net Service Fees - Annualized (bps)	27	32	32	33	32
Total Service Fees - Annualized (bps)	28	33	33	35	33

Ancillary Income per Loan (Annualized)	$46.68	$49.97	$47.51	$45.16	$43.54	(7)%	7%
Servicing Cost per Loan (Annualized)	$49.51	$49.44	$49.45	$49.36	$50.60	*	(2)%

Average Servicing Asset (millions)**	1,371	1,505	1,452	1,532	1,503
Servicing Book Value (bps)	132	148	144	154	153

Change in MSR Asset /
Average Servicing Asset	19%	19%	18%	17%	20%
Run-Off Rate - Annualized	18%	17%	18%	17%	18%
NM - Not meaningful
* Amount is less than one percent.
** Includes valuation reserve/MSRs only

CAPITAL MARKETS
Quarterly, Unaudited

						2Q07 Change vs.
(Thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06

Income Statement
Net interest (expense)/income	$(6)	$(2,068)	$781	$2,906	$126	(100)%	(105)%
Incremental cost of equity	(3,859)	(3,769)	(4,260)	(4,437)	(4,768)	2%	(19)%
Net interest expense	(3,865)	(5,837)	(3,479)	(1,531)	(4,642)	(34)%	(17)%
Noninterest income:
Fixed income	48,258	46,313	46,235	41,503	41,843	4%	15%
Other product revenue	42,159	42,616	49,878	56,995	62,282	(1)%	(32)%
Total noninterest income	90,417	88,929	96,113	98,498	104,125	2%	(13)%
Total revenue	86,552	83,092	92,634	96,967	99,483	4%	(13)%
Noninterest expense	73,846	79,726	84,075	81,778	83,629	(7)%	(12)%
Pretax income	$12,706	$3,366	$8,559	$15,189	$15,854	277%	(20)%

Efficiency ratio	85.32%	95.95%	90.76%	84.34%	84.06%

Balance Sheet
Trading inventory (millions)	$2,546	$2,409	$2,513	$2,523	$2,356	6%	8%
Other earning assets (millions)	1,442	1,633	1,889	2,231	2,262	(12)%	(36)%
Total earning assets (millions)	$3,988	$4,042	$4,402	$4,754	$4,618	(1)%	(14)%
NM - Not meaningful
Certain previously reported amounts have been reclassified to agree with current presentation.

CORPORATE
Quarterly, Unaudited

						2Q07 Change vs.
(Thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06

Income Statement
Net interest income	$1,255	$1,930	$(213)	$(841)	$308	(35)%	307%
Net interest income from
deferred compensation	(207)	(133)	(123)	(103)	(58)	56%	257%
Total net interest income	1,048	1,797	(336)	(944)	250
Noninterest income	1,677	3,028	3,140	1,754	341	(45)%	392%
Noninterest income from
deferred compensation	7,603	1,265	8,188	6,948	(5,939)	501%	NM
Total noninterest income	9,280	4,293	11,328	8,702	(5,598)	116%	NM
Securities (losses)/gains, net	(1,014)	10,273	3,002	8,757	2,893	(110)%	(135)%
Total revenue	9,314	16,363	13,994	16,515	(2,455)	(43)%	(479)%
Noninterest expense	49,706	17,391	16,806	20,069	15,154	186%	228%
Deferred compensation expense	11,906	2,369	10,315	8,832	(5,671)	403%	(310)%
Total noninterest expense	61,612	19,760	27,121	28,901	9,483	212%	550%
Provision	7,672	-	-	-	-
Pretax loss	$(59,970)	$(3,397)	$(13,127)	$(12,386)	$(11,938)	NM	402%
NM - Not meaningful
Certain previously reported amounts have been reclassified to agree with current presentation.

CAPITAL HIGHLIGHTS
Quarterly, Unaudited

						2Q07 Change vs.
(Dollars in millions, except per share amounts)	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06

Tier 1 Capital (a)	$2,711.4	$2,739.1	$2,696.3	$2,660.2	$2,612.2	(1)%	4%
Tier 2 Capital (a)	1,316.2	1,324.0	1,320.1	1,338.2	1,331.2	(1)%	(1)%
Total Capital (a)	$4,027.6	$4,063.1	$4,016.4	$3,998.4	$3,943.4	(1)%	2%

Risk-Adjusted Assets (a)	$31,644.1	$31,368.0	$30,405.4	$31,583.6	$30,030.8	1%	5%

Tier 1 Ratio (a)	8.57%	8.73%	8.87%	8.42%	8.70%
Tier 2 Ratio (a)	4.16	4.22	4.34	4.24	4.43
Total Capital Ratio (a)	12.73%	12.95%	13.21%	12.66%	13.13%

Leverage Ratio (a)	7.00%	7.15%	6.94%	6.80%	6.86%
Shareholders' Equity/Assets Ratio (b)	6.42	6.48	6.49	6.26	6.52

Book Value	$19.43	$19.88	$19.61	$20.06	$19.59
NM - Not meaningful
(a) Current quarter is an estimate
(b) Calculated on period-end balances

GLOSSARY OF TERMS

Appraisal Fees: A fee charged to the borrower for the cost of appraising a property.

Concessions:  The net amount of the discount or premium pricing charged to borrowers upon loan origination.  This also includes the servicing release premium paid to correspondents to purchase loans.  Discount pricing is used to competitively price mortgage loans.

Credit Report Fee: A fee charged to the borrower for the cost of obtaining the borrower’s credit report.

FAS 91 Fee Deferral:  The timing difference between collecting and recognizing origination fees on a loan.  For loans held for sale, origination fees are recognized at the time the loan is sold, not at the time the loan is originated.

FAS 91 Reclassification: The reclassification of the cost of originating the loans sold during the period.

Final Inspection Fee: A fee charged to the borrower to inspect a property.

Lower of Cost or Market (LOCOM): A method of accounting for certain assets by recording them at the lower of their historical cost or their current market value.

Marketing G/L (Trading Gains): The net result of hedging activities.

Originated Mortgage Servicing Rights (OMSR):  The retained right to service a mortgage loan when a mortgage loan is sold on a servicing-retained basis. Represents the present value of the amount by which the estimated future net cash flows from servicing mortgage loans exceeds the cost of servicing mortgage loans.

Origination Fees: A fee charged to the borrower by the lender to originate a loan. Usually stated as a percentage of the face value of the loan.

Servicing Released Premium (SRP): The premium received for selling loans on a servicing released basis.